Exhibit 10.1

CONFIDENTIAL

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”), dated February 21, 2021, is entered into by and between Northern Star Investment Corp. II, a Delaware corporation (the “Company”), and the undersigned subscriber (the “Subscriber”).

WHEREAS, in connection with the proposed business combination (the “Transaction”) between the Company and Apex Clearing Holdings LLC, a Delaware limited liability company (“Apex”), pursuant to that certain Business Combination Agreement, dated as of February 21, 2021 (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Transaction Agreement”), the undersigned desires to subscribe for and purchase from the Company, and the Company desires to sell to the undersigned, that number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), set forth on the signature page hereof for a purchase price of $10.00 per share (the “Per Share Price,” and the aggregate of such Per Share Price for all shares subscribed for by the undersigned being referred to herein as the “Purchase Price”), on the terms and subject to the conditions contained herein; and

WHEREAS, in connection with the Transaction, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and certain other institutional “accredited investors” (as defined in Rule 501(a) under the Securities Act) (such other investors, the “Other Subscribers”) have entered into separate subscription agreements with the Company (the “Other Subscription Agreements”) substantially similar to this Subscription Agreement, pursuant to which such other investors have, together with the undersigned, pursuant to this Subscription Agreement and the Other Subscription Agreements, agreed to purchase an aggregate of 45,000,000 shares of Class A Common Stock at the Per Share Price.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. The undersigned hereby subscribes for and agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the undersigned, the number of shares of Class A Common Stock set forth on the signature page of this Subscription Agreement (the “Shares”) on the terms and subject to the conditions provided for herein (the “Subscription”).

2. Closing. The closing of the Subscription contemplated hereby (the “Subscription Closing”) is contingent upon the substantially concurrent consummation of the Transaction (the “Transaction Closing”). The Subscription Closing shall occur on the date of the Transaction Closing (the “Transaction Closing Date”) and substantially concurrently with the consummation of the Transaction Closing. Not less than five business days prior to the scheduled Transaction Closing Date, the Company shall provide written notice to the undersigned (the “Closing Notice”) (i) of such scheduled Transaction Closing Date, (ii) that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied or waived on or prior to such date and (iii) containing wire instructions for the payment of the Purchase Price. On the Transaction Closing Date specified in the Closing Notice, (1) Subscriber will deliver to the Company as soon as practicable against delivery to Subscriber of the Shares and evidence of the issuance to Subscriber of the Shares from the Company’s transfer agent (the “Transfer Agent”) on and as of the Transaction Closing Date, the Purchase Price by wire transfer of U.S. dollars in immediately available funds to the account specified by the Company in the Closing Notice (which account shall not be an escrow account) and (2) the Company shall confirm to the undersigned in writing (it being understood that an email confirmation is sufficient) that all conditions to the Transaction Closing have been satisfied or waived and deliver to Subscriber the Shares in book-entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities law), in the name of the undersigned (or its nominee in accordance with its delivery instructions) or to a custodian designated by the undersigned, as applicable, and evidence of issuance of the Shares to Subscriber (or such nominee or custodian) on and as of the Transaction Closing Date from the Transfer Agent. For purposes of this Subscription Agreement, “business day” shall mean any day other than Saturday, Sunday or such other days on which banks located in New York, New York are required or authorized by applicable law to be closed for business.

If the Transaction Closing does not occur on the same day as the Subscription Closing, the Company shall promptly (but not later than one business days thereafter) return the Purchase Price (to the extent paid by the undersigned to the Company pursuant to this Section 2) to the undersigned by wire transfer of U.S. dollars in immediately available funds to the account specified by the undersigned without any deduction for or on account of any tax, withholding, charges, or set-off, and any book-entries (to the extent delivered by the Company to the undersigned pursuant to this Section 2) shall be deemed cancelled. Each book-entry for the Shares shall contain a notation, and each certificate (if any) evidencing the Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

3. Closing Conditions.

a. The obligations of the Company to consummate the transactions contemplated hereunder are subject to the satisfaction (or valid waiver by the Company in writing) of the condition that, at the Subscription Closing, all representations and warranties of the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Subscription Closing, and consummation of the Subscription Closing shall constitute a reaffirmation by the undersigned of each of the representations, warranties and agreements of such party contained in this Subscription Agreement as of the Subscription Closing.

b. The obligations of the undersigned to consummate the transactions contemplated hereunder are subject to the satisfaction (or valid waiver by the undersigned in writing) of the conditions that, at the Subscription Closing:

i

all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Subscription Closing, and consummation of the Subscription Closing shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements of such party contained in this Subscription Agreement as of the Subscription Closing;

ii

the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with at or prior to the Subscription Closing;

iii

no suspension of the offering or sale of the Shares shall have been initiated or, to the Company’s knowledge, threatened, in any jurisdiction, including by the Securities and Exchange Commission (the “Commission”), and the Shares shall have been approved for listing on the NYSE, subject to official notice of issuance;

iv

there shall have been no amendment, waiver or modification to the Other Subscription Agreements that materially economically benefits the Other Subscribers unless the Subscriber has been offered substantially the same benefits; and

v

the terms of the Transaction Agreement (as the same exists on the date hereof as provided to the Subscriber) including, without limitation, any representation or covenant of the Company or Apex in the Transaction Agreement relating to the financial position or outstanding indebtedness of the Company or Apex, shall not have been amended or modified in a manner that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement without the undersigned’s prior written consent.

c. The obligations of each of the Company and the undersigned to consummate the transactions contemplated hereunder are subject to the satisfaction (or waiver by the Company and the undersigned in writing) of the conditions that, at the Subscription Closing:

i

no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award after the date hereof (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition; and

ii

all conditions precedent to the Transaction Closing, including all necessary approvals of the Company’s stockholders and regulatory approvals, if any, shall have been satisfied or waived (other than those conditions that may only be satisfied at the Transaction Closing, which conditions shall be satisfied as of the Transaction Closing).

4. IRS Form W-9; Further Assurances. At or prior to the Subscription Closing, the undersigned shall provide the Company upon request with a properly completed and duly executed IRS Form W-9 or applicable IRS Form W-8, as appropriate. At or prior to the Subscription Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties hereto mutually and reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

5. Company Representations and Warranties. The Company represents and warrants to the undersigned that:

a. The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b. The Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s Certificate of Incorporation or bylaws or under the laws of the State of Delaware.

c. This Subscription Agreement has been duly authorized, executed and delivered by the Company and is the valid and legally binding obligation of and enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

d. The execution, delivery and performance of this Subscription Agreement, the issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, assets, liabilities stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, or prevents, or materially impairs, materially delays or materially impedes the performance of the Company of its obligations to consummate the transactions contemplated herein or the validity of the Shares (a “Material Adverse Effect”); (ii) the provisions of the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would have a Material Adverse Effect.

e. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or self-regulatory organization in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Shares), other than (i) filings with the Commission, (ii) filings required by applicable state securities laws, (iii) any filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or similar antitrust laws, (iv) filings required by NYSE, including with respect to obtaining Company stockholder approval, (v) consents, waivers, authorizations or filings that have been obtained or made on or prior to the Subscription Closing, (vi) filings with the Commission, filings or registrations required by applicable state securities laws or NYSE and any consents, authorizations or other filings, in each case, required or advisable to be filed in connection with the Transaction and (vii) where the failure of which to obtain such consents, waivers, authorizations or orders, give such notices, or to make such filings or registrations would not be reasonably likely to have a Material Adverse Effect.

f. The Company is in compliance with all applicable laws, except where such non-compliance would not be reasonably likely to have a Material Adverse Effect.

g. The issued and outstanding shares of Class A Common Stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on NYSE under the symbol “NSTB” (it being understood that the trading symbol will be changed in connection with the Transaction Closing). There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened, against the Company by NYSE or the Commission, respectively, to prohibit or terminate the listing of the Class A Common Stock on NYSE or to deregister the Class A Common Stock under the Exchange Act. The Company has taken no action that is designed to terminate the registration of the Class A Common Stock under the Exchange Act or the listing of such shares on the NYSE.

h. A copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Company with the Commission since its initial registration of the Class A Common Stock under the Exchange Act (the “SEC Documents”) is available to the undersigned via the Commission’s EDGAR system. The SEC Documents were timely filed and, as of their respective filing dates, complied in all material respects with the requirements of the Securities Act and the Exchange Act applicable to the SEC Documents. None of the SEC Documents contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no such representation or warranty with respect to the Proxy Statement/Prospectus filed in connection with the Transaction or any other information relating to Apex or any of its affiliates included in any SEC Document or filed as an exhibit thereto. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance (the “Staff”) of the Commission with respect to any of the SEC Documents.

i. The authorized capital stock of the Company consists of (i) 150,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), with (A) 125,000,000 shares being designated as Class A Common Stock and (B) 25,000,000 shares being designated as Class B Common Stock (“Class B Common Stock”), and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). As of the date of this Subscription Agreement, (i) 40,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B Common Stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable and not subject to any preemptive rights, (ii) no shares of the Company’s common stock are held in the treasury of the Company, (iii) 9,750,000 private placement warrants (the

“Private Placement Warrants”) are issued and outstanding and 9,750,000 shares of Class A Common Stock are issuable in respect of such Private Placement Warrants, and (iv) 13,333,333 public warrants (the “Public Warrants”) are issued and outstanding and 13,333,333 shares of Class A Common Stock are issuable in respect of such Public Warrants. There are no shares of Preferred Stock issued and outstanding. Each Private Placement Warrant and Public Warrant is exercisable for one share of Class A Common Stock at an exercise price of $11.50. The Company has no subsidiaries (other than its wholly owned subsidiary formed in connection with the Transaction) and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. Except as set forth above and pursuant to the Other Subscription Agreements and the Transaction, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any shares of Common Stock or other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Shares or (ii) the shares to be issued pursuant to any Other Subscription Agreement. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than (A) as set forth in the SEC Documents and (B) as contemplated by the Transaction.

j. Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, there is no action, lawsuit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Company, threatened in writing against the Company. Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect there is no unsatisfied judgment, consent decree, injunction, or continuing order of any governmental authority or arbitrator outstanding against the Company.

k. Assuming the accuracy of the representations and warranties of the Subscriber set forth in Section 6, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Agreement, it is not necessary to register the Shares under the Securities Act. The Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

l. As of the date hereof, the Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Company, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company is now a party or by which the Company’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

m. Since consummation of its initial public offering, neither the Company nor any person acting on its behalf has offered any securities of the Company for sale or solicited any offer to buy any securities of the Company nor has the Company entered into any subscription agreement, side letter or similar agreement with any investor in connection with such investor’s direct or indirect investment in the Company other than (i) the Transaction Agreement and (ii) the Other Subscription Agreements; provided, the Other Subscription Agreements reflect the same Per Share Purchase Price and terms that are no more favorable to any such Other Subscriber thereunder than the terms of this Subscription Agreement.

n. The Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the issuance and sale of the Shares for which the Subscriber could become liable. Other than the Placement Agent (as defined below), the Company is not aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares.

o. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Shares or (ii) the Shares to be issued pursuant to any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Transaction Closing Date.

p. The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Shares may be pledged by undersigned in connection with a bona fide margin agreement, provided such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and undersigned effecting a pledge of Shares shall not be required to provide the Company with any notice thereof; provided, however, that neither the Company or their counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Shares are not subject to any contractual prohibition on pledging or lock up, the form of such acknowledgment to be subject to review and comment by the Company in all respects.

6. Subscriber Representations and Warranties. The undersigned represents and warrants to the Company, as of the date of this Subscription Agreement and as of the Subscription Closing, that:

a. The undersigned is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the requirements set forth on Schedule A hereto, (ii) is acquiring the Shares only for its own account and not for the account of others or if the undersigned is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is an accredited investor and the undersigned has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A hereto following the signature page hereto). The undersigned is not an entity formed for the specific purpose of acquiring the Shares.

b. The undersigned (i) is an institutional account as defined in FINRA Rule 4512(c) and (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities including the undersigned’s participation in the Transaction.

c. Alone, or together with any professional advisor(s), the undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company. The undersigned acknowledges specifically that a possibility of total loss exists.

d. The undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The undersigned understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book-entry positions representing the Shares shall contain a legend to such effect. The undersigned acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The undersigned understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Shares or pledge the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

e. The undersigned hereby acknowledges and agrees that (a) Citigroup Global Capital Markets Inc. (“Citi” in its capacity as placement agent with respect to the issuance and sale of the Shares pursuant to this Subscription Agreement and the Other Subscription Agreements, the “Placement Agent”) is acting solely as Placement Agent in connection with the Transaction and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for the undersigned, the Company or any other person or entity in connection with the Transaction, (b) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with the Transaction, (c) the Placement Agent will have no responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the Transaction or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company or the Transaction, and (d) the Placement Agent shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the undersigned, the Company or any other person or entity), whether in contract, tort or otherwise, to the undersigned, or to any person claiming through the undersigned, in respect of the Transaction.

f. The undersigned understands and agrees that the undersigned is purchasing the Shares directly from the Company. The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the undersigned by the Company, its officers or directors, or any other party to the Transaction or person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

g. Either (i) the undersigned is not a Benefit Plan Investor as contemplated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (ii) the undersigned’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

h. The undersigned acknowledges and agrees that the undersigned has received and has had an adequate opportunity to review, such financial and other information as the undersigned deems necessary in order to make an investment decision with respect to the Shares and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the undersigned’s investment in the Shares. The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers, and conducted and completed their own independent due diligence with respect to the Transaction and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. Based on such information as the undersigned has deemed appropriate and without reliance upon the Placement Agent, the undersigned has independently made its own analysis and decision to enter into the transactions contemplated by this Subscription Agreement. Except for the representations, warranties and agreements of the Company expressly set forth in the Subscription Agreement, the undersigned is relying exclusively on their own sources of information, investment analysis and due diligence (including professional advice the undersigned deems appropriate) with respect to the transactions contemplated by this Subscription Agreement, the Transaction, the Shares, and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

i. The undersigned became aware of this offering of the Shares solely by means of direct contact between the undersigned and the Company or a representative of the Company or the Placement Agent on behalf of the Company, and the Shares were offered to the undersigned solely by direct contact between the undersigned and the Company or a representative of the Company. The undersigned did not become aware of this offering of the Shares, nor were the Shares offered to the undersigned, by any other means. The undersigned acknowledges that the Company represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

j. The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. The undersigned is able to fend for himself, herself or itself in the transactions completed herein, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of such investment in the Shares and can afford a complete loss of such investment. The undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision. The undersigned understands and acknowledges that the purchase and sale of the Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

k. The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

l. The undersigned is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

m. The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned and have been duly authorized and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the undersigned pursuant to the terms of (i) any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency or any agreement or other undertaking or pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the undersigned is a party or by which the undersigned is bound or to which any of the property or assets of the undersigned is subject, which would reasonably be expected to have a material adverse effect on the legal authority of the undersigned to comply in all material respects with the terms of this Subscription Agreement (a “Subscriber Material Adverse Effect”); (ii) the provisions of the organizational documents of the undersigned; or (iii) any statute or any judgment, order, rule or regulation of any governmental authority having jurisdiction over the undersigned or any of its properties that would have a Subscriber Material Adverse Effect. The undersigned’s signatory has legal competence and capacity to execute the same and has been duly authorized by the undersigned to execute the same on behalf of the undersigned, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

n. The undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

o. No disclosure or offering document has been prepared by the Placement Agent or any of its affiliates in connection with the offer and sale of the Shares.

p. On the Transaction Closing Date, the undersigned will have sufficient funds to pay the Purchase Price as required pursuant Section 2.

7. Registration Rights.

a. The Company agrees that, within 15 business days after the Transaction Closing Date (the “Filing Deadline”), the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement (the “Registration Statement”) registering under the Securities Act the resale of all the Shares, and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the Subscription Closing and (ii) the 5th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Company’s obligations to include the Shares in the Registration Statement are contingent upon the undersigned furnishing in writing to the Company such information regarding the undersigned, the securities of the Company held by the undersigned and the intended method of disposition of the Shares as shall be reasonably requested by the Company to effect the registration of the Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. In no event shall the undersigned be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that the undersigned be identified as a statutory underwriter in the Registration Statement, the undersigned will have an opportunity to withdraw from the Registration Statement. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Shares by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Shares which is equal to the maximum number of Shares as is permitted by the Commission. In such event, the number of shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. Until the earliest of (i) the date on which the Shares may be resold without volume or manner of sale limitations pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (ii) the date on which such Shares have actually been sold and (iii) the date which is three years after the Subscription Closing (such date, the “End Date”), the Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until the End Date. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Deadline or to have such Registration Statement declared effective by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement set forth in this Section 7. The Company will provide a draft of the Registration Statement to the undersigned for review at least two (2) business days in advance of filing the Registration Statement. For purposes of this Section 7, “Shares” shall mean, as of any date of determination, the Shares and any other equity security of the Company issued or issuable with respect to the Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise.

b. The Company shall, at its expense:

(i) advise the undersigned within two business days: (A) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective; (B) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (D) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising the undersigned of such events, provide the undersigned with any material, nonpublic information regarding the Company other than to the extent that providing notice to the undersigned of the occurrence of the events listed in (A) through (D) above constitutes material, nonpublic information regarding the Company;

(ii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as promptly as reasonably practicable;

(iii) upon the occurrence of any event contemplated in Section 7(c)(i), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as promptly as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iv) use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the shares of Class A Common Stock issued by the Company have been listed;

(v) use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Shares contemplated hereby;

(vi) use its commercially reasonable efforts to file all reports and other materials required to be filed by the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 to enable the undersigned to sell the Shares under Rule 144 for so long as the undersigned holds Shares; and

(vii) use its commercially reasonable efforts, if requested by Subscriber to (A) cause the removal of the restrictive legends from any Shares being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of such Shares and (B) cause its legal counsel to deliver an opinion, if necessary, to the Transfer Agent in connection with the removal of such restrictive legends, in each case upon the receipt of customary representations and other documentation from the Subscriber that is necessary to establish that restrictive legends are no longer required as reasonably requested by the Company, its counsel or the Transfer Agent.

c. Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the undersigned not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred or will occur, which negotiation, consummation or event, the Company’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non- disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the effectiveness or use of the Registration Statement on more than two occasions or for more than an aggregate of 60 calendar days in any one instance, or more than 90 total calendar days, in each case in any 12-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event (which notice shall not contain material non-public information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the undersigned agrees that (i) it will immediately discontinue offers and sales of the Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the undersigned receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the undersigned will deliver to the Company or, in the undersigned’s sole discretion destroy, all copies of the prospectus covering the Shares in the undersigned’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent the undersigned is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

d. The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless the undersigned (to the extent a seller under the Registration Statement), the officers, directors, partners, members, managers, employees, advisers and agents of each of them, and each person who controls the undersigned (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all reasonable out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 7, except to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the undersigned furnished in writing to the Company by the undersigned expressly for use therein or the undersigned has omitted a material fact from such information; provided, however, that the indemnification contained in this Section 7(d) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in the time required under the Securities Act, (B) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (C) in connection with any offers or sales effected by or on behalf of the undersigned in violation of Section 7(c) provided that the Company has provided written notice of such Suspension Event to Subscriber in accordance with Section 7(c). The Company shall notify the undersigned of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which the Company is aware.

e. The undersigned shall, severally and not jointly with any Other Subscriber, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the undersigned furnished in writing to the Company by the undersigned expressly for use therein; provided, however, that the indemnification contained in this Section 7(e) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the undersigned (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary herein, in no event shall the liability of the undersigned be greater in amount than the dollar amount of the net proceeds received by the undersigned upon the sale of the Shares giving rise to such indemnification obligation. The undersigned shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which the undersigned is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the undersigned.

f. If the indemnification provided under this Section 7 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be subject to the limitations set forth in this Section 7 and deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(f) from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 7(f) shall be individual, not joint and several, and in no event shall the liability of Subscriber hereunder exceed the net proceeds received by Subscriber upon the sale of the shares giving rise to such indemnification obligation.

8. Short Sales. The Subscriber agrees that, from the date of this Subscription Agreement, none of the Subscriber, its controlled affiliates, or any person or entity acting on behalf of Subscriber or any of its controlled affiliates or pursuant to any understanding with Subscriber or any of its controlled affiliates will engage in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale, loan, pledge or other disposition or transfer (whether by the Subscriber or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, of any securities of the Company prior to the Subscription Closing, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of securities of the Company, in cash or otherwise, or to publicly disclose the intention to undertake any of the foregoing; provided that, for the avoidance of doubt, this Section shall not apply to any sale (including the exercise of any redemption right) of securities of the Company (i) held by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates prior to the execution of this Subscription Agreement or (ii) purchased by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates in open market transactions after the execution of this Subscription Agreement.

9. Termination. Except for the provisions of Sections 9 through 11, which shall survive any termination hereunder, this Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) the date and time that the Transaction Agreement is terminated in accordance with its terms, (b) June 30, 2021, and (c) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; provided that, subject to the limitations set forth in Section 10, nothing herein will relieve any party hereto from liability for any willful breach hereof prior to the time of termination, and each party hereto will be entitled to any remedies at law or in equity to recover out-of-pocket losses, liabilities or damages arising from such willful breach. The Company shall promptly notify the undersigned of the termination of the Transaction Agreement promptly after the termination of such Transaction Agreement. For the avoidance of doubt, if any termination hereof occurs after the delivery by the undersigned of the Purchase Price for the Shares pursuant to Section 2, the Company shall promptly (but not later than three business days thereafter) return the Purchase Price to the undersigned without any deduction for or on account of any tax, withholding, charges, or set-off.

10. Trust Account Waiver. Reference is made to the final prospectus of the Company, dated as of January 25, 2021 and filed with the Commission (the “Prospectus”). The undersigned hereby represents and warrants that it has read the Prospectus and understands that the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and the overallotment shares acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public stockholders (including overallotment shares acquired by the Company’s underwriters the “Public Stockholders”), and that, except as otherwise described in the Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their Class A Common Stock pursuant to the exercise of their redemption rights (as described in the Prospectus) in connection with the consummation of the Company’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Stockholders if the Company fails to consummate a Business Combination within twenty-four (24) months after the closing of the IPO, (c) as necessary to fund regulatory compliance costs and pay any taxes, or (d) to the Company after or concurrently with the consummation of a Business Combination. For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably waives any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or to make any claim against the Trust Account (including any distributions therefrom) that arises out of or as a result of, or in connection with this Subscription Agreement (the “Released Claims”) that the undersigned may have now or in the future, and will not seek recourse against the Trust Account (including any distributions therefrom) with respect to such Released Claims. The undersigned agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by the Company and its affiliates to induce the Company to enter in this Subscription Agreement, and the undersigned further intends and understands such waiver to be valid, binding and enforceable against the undersigned under applicable law. To the extent the undersigned commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its representatives, which proceeding seeks, in whole or in part, monetary relief against the Company or its representatives, the undersigned hereby acknowledges and agrees that the undersigned sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit the undersigned (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. Nothing in this Section 10 shall be deemed to limit undersigned’s right to distributions from the Trust Account in accordance with the Company’s certificate of incorporation in respect of any redemptions by undersigned in respect of Common Stock acquired by any means other than pursuant to this Subscription Agreement. Notwithstanding anything in this Subscription Agreement to the contrary, the provisions of this paragraph shall survive indefinitely with respect to the obligations set forth in this Subscription Agreement.

11. Miscellaneous.

a. The Company shall, no later than 9:00 a.m., New York City time, on the first business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, the Transaction and any other material, nonpublic information that the Company or its representatives has provided to the undersigned at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Company’s knowledge, Subscriber shall not be in possession of any material, nonpublic information received from the Company or any of its officers, directors or employees, and undersigned shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with Company, the Placement Agents, the Company or any of their affiliates in connection with the Transactions. Notwithstanding anything in this Agreement to the contrary, the Company shall not publicly disclose the name of Subscriber or any of its affiliates or investment advisers, or include the name of Subscriber or any of its affiliates or investment advisers in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (a) in the Registration Statement, Proxy Statement, any Form 8-K or related materials to be filed with the Commission by the Company with respect to this Subscription Agreement (including the filing of this Subscription Agreement or a form of this Subscription Agreement with the Commission) or the Transaction, in each case to the extent required or (b) as required by law or regulation or at the request of the Staff of the Commission or regulatory agency or under the regulations of NYSE, in which case the Company shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (b).

b. Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Shares acquired hereunder, if any and Subscriber’s rights under Section 5 hereof) may be transferred or assigned, except that Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber or an affiliate thereof); provided, that no such assignment shall relieve Subscriber of its obligations hereunder. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, the Company may transfer the Subscription Agreement and its rights hereunder solely in connection with the consummation of the Transactions and exclusively to another entity under the control of, or under common control with, the Company).

c. The Company may request from the undersigned such additional information as the Company may reasonably deem necessary to evaluate the eligibility of the undersigned to acquire the Shares, and the undersigned shall promptly provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided that the Company agrees to keep confidential any such information provided by the undersigned and identified as confidential, except as may be required under applicable law.

d. The undersigned acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Each party agrees that each purchase by the undersigned of Shares from the Company will constitute a reaffirmation of its own acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) as of the Subscription Closing. The Company and the undersigned further acknowledge and agree that the Placement Agent is a third-party beneficiary of the representations and warranties of the Company and the undersigned contained in Section 5 and Section 6, respectively, of this Subscription Agreement.

e. The Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof when required by law, regulatory authority or NYSE to do so in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

f. All the agreements, representations and warranties herein made by each party hereto shall survive the Subscription Closing.

g. This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification or waiver is sought.

h. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as otherwise expressly set forth in Section 7(d), Section 7(e), Section 7(f) and Section 11(d) hereof, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

i. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

j. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

k. This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in ..pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

l. Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

m. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (c) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (d) two business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

i	if to the undersigned, to such address, facsimile number or email address set forth on the signature page hereto;

with a copy to:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: General Counsel

Email: [•]

ii	if to the Company (prior to the Transaction Closing), to:

Northern Star Investment Corp. II

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, New York 10174

Attention: Joanna Coles and Jonathan J. Ledecky

E-mail: joanna@northernstaric.com / jledecky@hockeyny.com

with a copy to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, New York 10174

Attention: David Alan Miller / Jeffrey M. Gallant

E-mail: dmiller@graubard.com / jgallant@graubard.com

iii	if to the Company (following the Transaction Closing), to:

Apex Clearing Holdings LLC

350 N St. Paul Street, Suite 1300

Dallas, Texas 75201

Attention: Bill Capuzzi & Legal Department

Email: legal@peak6.com

with a copy to:

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

Attention: Chris Abbinante / Jeffrey N. Smith / Ryan Scofield

Email: cabbinante@sidley.com / jnsmith@sidley.com / rscofield@sidley.com

n. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

o. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

p. If Subscriber is a Massachusetts Business Trust, a copy of the Agreement and Declaration of Trust of Subscriber or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the Subscription Agreement is executed on behalf of the trustees of Subscriber or any affiliate thereof as trustees and not individually and that the obligations of the Subscription Agreement are not binding on any of the trustees, officers or stockholders of Subscriber or any affiliate thereof individually but are binding only upon Subscriber or any affiliate thereof and its assets and property.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber:	State/Country of Formation or Domicile:

COATUE FINTECH FUND I LP by Coatue FinTech GP I LLC, its general partner

By:
Name:	Zachary Feingold
Title:	Authorized Signatory

Name in which shares are to be registered (if different):	Date: _________ , 2021

Subscriber’s EIN:

Business Address-Street: 9 West 57th Street, 25th Floor New York, NY 10019	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn: compliance@coatue.com and accounting@coatue.com	Attn: ____________

Telephone No.: 212-715-5160	Telephone No.:

Facsimile No.:	Facsimile No.:

Email Address:	Email Address:

Number of Shares subscribed for: 5,000,000

Purchase Price: $50,000,000	Price Per Share: $10.00

IN WITNESS WHEREOF, Northern Star Investment Corp. II has accepted this Subscription Agreement as of the date set forth below.

NORTHERN STAR INVESTMENT CORP. II

By:

Name:

Title:

Date:                , 2021

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

**OR**

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.

☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box below indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Subscriber and under which the Subscriber accordingly qualifies as an “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐

Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

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